UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 30, 2020

Gilead Sciences, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-19731 (Commission File Number)	94-3047598 (I.R.S. Employer Identification No.)

333 Lakeside Drive Foster City, California	94404
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 574-3000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, par value $0.001 per share	GILD	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

Supplemental Indenture

On September 30, 2020, Gilead Sciences, Inc. (the “Company”) and Wells Fargo Bank, National Association, as trustee (the “Trustee” and, together with the Company, the “Parties”), entered into an Eighth Supplemental Indenture (the “Eighth Supplemental Indenture”) to the Indenture between the Parties, dated as of March 30, 2011 (the “Base Indenture”). The Eighth Supplemental Indenture relates to the Company’s issuance of (a) $500,000,000 aggregate principal amount of the Company’s Floating Rate Notes due 2021 (the “2021 Floating Rate Notes”), (b) $500,000,000 aggregate principal amount of the Company’s Floating Rate Notes due 2023 (the “2023 Floating Rate Notes” and together with the 2021 Floating Rate Notes, the “Floating Rate Notes”), (c) $2,000,000,000 aggregate principal amount of the Company’s 0.750% Senior Notes due 2023 (the “2023 Fixed Rate Notes”), (d) $750,000,000 aggregate principal amount of the Company’s 1.200% Senior Notes due 2027 (the “2027 Fixed Rate Notes”), (e) $1,000,000,000 aggregate principal amount of the Company’s 1.650% Senior Notes due 2030 (the “2030 Fixed Rate Notes”), (f) $1,000,000,000 aggregate principal amount of the Company’s 2.600% Senior Notes due 2040 (the “2040 Fixed Rate Notes”), and (g) $1,500,000,000 aggregate principal amount of the Company’s 2.800% Senior Notes due 2050 (the “2050 Fixed Rate Notes” and, together with the 2023 Fixed Rate Notes, 2027 Fixed Rate Notes, the 2030 Fixed Rate Notes and the 2040 Fixed Rate Notes, the “Fixed Rate Notes” and, collectively the Fixed Rate Notes together with the Floating Rate Notes, the “Notes”). The Notes were sold in a public offering pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-242321).

The 2023 Fixed Rate Notes will pay interest semi-annually at a rate of 0.750% per annum until September 29, 2023. The 2027 Fixed Rate Notes will pay interest semi-annually at a rate of 1.200% per annum until October 1, 2027. The 2030 Fixed Rate Notes will pay interest semi-annually at a rate of 1.650% per annum until October 1, 2030. The 2040 Fixed Rate Notes will pay interest semi-annually at a rate of 2.600% per annum until October 1, 2040. The 2050 Fixed Rate Notes will pay interest semi-annually at a rate of 2.800% per annum until October 1, 2050. The 2021 Floating Rate Notes will pay interest each March 17, June 17, September 17 and December 17 until September 17, 2021. The 2023 Floating Rate Notes will pay interest each March 29, June 29, September 29 and December 29 until September 29, 2023. The interest rate for the Floating Rate Notes for each interest period will be the Benchmark (as defined in the Supplemental Indenture) as determined on the applicable Reference Time (as defined in the Supplemental Indenture), plus 0.15% with respect to the 2021 Floating Rate Notes and 0.52% with respect to the 2023 Floating Rate Notes.

The Company intends to use the net proceeds from the sale of the Floating Rate Notes, the 2023 Fixed Rate Notes, the 2030 Fixed Rate Notes and the 2040 Fixed Rate Notes, together with other sources of liquidity, to finance the cash consideration payable in connection with the Company’s previously announced acquisition (the “Acquisition”) of Immunomedics, Inc., a Delaware corporation (“Immunomedics”), pursuant to the Agreement and Plan of Merger, dated September 13, 2020, among Immunomedics, the Company and Maui Merger Sub, Inc., a Delaware corporation (the “Merger Agreement”), and to pay related fees and expenses. The Company intends to use the net proceeds from the offering of the 2027 Fixed Rate Notes and the 2050 Fixed Rate Notes to repay $1,000,000,000 in aggregate principal amount of its 4.50% Senior Notes due 2021 and $1,250,000,000 in aggregate principal amount of its 4.40% Senior Notes due 2021. Pending that application of funds, the Company intends to invest the net proceeds from this offering in United States government obligations, bank deposits or other secure, short-term investments.

The Base Indenture and the Eighth Supplemental Indenture contain certain restrictions, including a limitation that restricts the Company’s ability and ability of certain of its subsidiaries to create or incur secured indebtedness, enter into sale and leaseback transactions and consolidate, merge or transfer all or substantially all of the Company’s assets and the assets of its subsidiaries, and also requires the Company to offer to repurchase the Notes upon certain change of control events.

The Company may redeem some or all of the Fixed Rate Notes at any time and from time to time at the applicable redemption prices described in the form of such notes. The Company will not have the option to redeem (i) the 2021 Floating Rate Notes, in whole or in part, prior to the maturity date or (ii) the 2023 Floating Rate Notes, in whole or in part, prior to the applicable par call date.

In the event that (a) the Acquisition is not consummated on or before September 13, 2021, or (b) if prior to such date, the Merger Agreement is terminated, the Company will be obligated to redeem the Floating Rate Notes, the 2023 Fixed Rate Notes, the 2030 Fixed Rate Notes and the 2040 Fixed Rate Notes at a special mandatory redemption price equal to 101% of the aggregate principal amount of such Notes, plus accrued and unpaid interest to, but excluding, the special mandatory redemption date described in the Eighth Supplemental Indenture.

For a complete description of the terms and conditions of the Base Indenture, please refer to the Base Indenture, filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed with the Commission on April 1, 2011 and incorporated herein by reference. For a complete description of the terms and conditions of the Eighth Supplemental Indenture and the Notes, please refer to the Eighth Supplemental Indenture and the forms of each series of Notes, each of which is incorporated herein by reference and attached to this Current Report on Form 8-K as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5, 4.6, 4.7 and 4.8, respectively.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit Number	Description
4.1	Eighth Supplemental Indenture, dated as of September 30, 2020, between the Company and Wells Fargo Bank, National Association, as Trustee

4.2	Form of 2021 Floating Rate Note (included in Exhibit 4.1 above)

4.3	Form of 2023 Floating Rate Note (included in Exhibit 4.1 above)

4.4	Form of 2023 Fixed Rate Note (included in Exhibit 4.1 above)

4.5	Form of 2027 Fixed Rate Note (included in Exhibit 4.1 above)

4.6	Form of 2030 Fixed Rate Note (included in Exhibit 4.1 above)

4.7	Form of 2040 Fixed Rate Note (included in Exhibit 4.1 above)

4.8	Form of 2050 Fixed Rate Note (included in Exhibit 4.1 above)

5.1	Opinion of Davis Polk & Wardwell LLP regarding the validity of the Notes

23.1	Consent of Davis Polk & Wardwell LLP (included as part of Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GILEAD SCIENCES, INC.

/s/ Andrew D. Dickinson
Name:	Andrew D. Dickinson
Title:	Executive Vice President and Chief Financial Officer

Dated: September 30, 2020